UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14a INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. )
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SMARTPROS LTD.
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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SMARTPROS LTD.

Notice of Annual Meeting of Stockholders
To Be Held on June 23, 2011 at 11:00 A.M.

TO THE STOCKHOLDERS OF SMARTPROS LTD.:

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of SmartPros Ltd. (“SmartPros”) will be held at the Comfort Inn, 20 Saw Mill River Road, Hawthorne, New York 10532, on Thursday, June 23, 2011 at 11:00 A.M. Eastern Time for the following purposes:

1.	To elect two (2) Class I directors to serve for a term of three years.

2.	To obtain advisory approval of the appointment of Holtz Rubenstein Reminick LLP as independent auditors for the year ending December 31, 2011.

3.	To transact such other business as may properly be brought before the meeting or any adjournment or postponements thereof.

     The Board of Directors has fixed the close of business on April 25, 2011, as the record date for the determination of the stockholders entitled to notice of and to vote at this meeting and at any adjournment or postponements thereof.

BY ORDER OF THE BOARD OF DIRECTORS

Karen S. Stolzar, Secretary

Dated:	Hawthorne, New York
April 29, 2011

IMPORTANT:

Whether or not you expect to attend in person, please complete, sign, date and return the enclosed Proxy at your earliest convenience. This will ensure the presence of a quorum at the meeting. Promptly signing, dating and returning the Proxy will save SmartPros the expense and extra work of additional solicitation. An addressed envelope for which no postage is required has been enclosed for that purpose. Sending in your Proxy will not prevent you from voting your stock at the meeting if you desire to do so, as your Proxy is revocable at your option. If your stock is held through a broker, bank or a nominee and you wish to vote at the meeting you will need to obtain a proxy form from your broker, bank or a nominee and present it at the meeting.

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Important Notice Regarding Internet Availability of Proxy Materials for the Annual Meeting to Be Held on June 23, 2011:

The Proxy Materials for the Annual Meeting, including the Annual Report and the Proxy Statement are available at http://ir.smartpros.com.

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SMARTPROS LTD.

PROXY STATEMENT

FOR ANNUAL MEETING OF STOCKHOLDERS
To Be Held on June 23, 2011

          We are furnishing this Proxy Statement to our stockholders in connection with the solicitation by our Board of Directors (the “Board”) of proxies (“Proxy” or “Proxies”) to be used at our 2011 Annual Meeting of Stockholders to be held at the Comfort Inn, 20 Saw Mill River Road, Hawthorne, New York 10532, on Thursday, June 23, 2011, at 11:00 A.M. Eastern Time, and at any adjournments thereof (the “Annual Meeting”). The approximate date on which this Proxy Statement and the accompanying Proxy will be mailed to stockholders is May 1, 2011.

THE VOTING & VOTE REQUIRED

Record Date and Quorum

          Only stockholders of record at the close of business on April 25, 2011 (the “Record Date”), are entitled to notice of and vote at the Annual Meeting. On the Record Date, there were 4,919,659 outstanding shares of our common stock, par value $.0001 per share, (“Common Shares”). Each Common Share is entitled to one vote. Common Shares represented by each properly executed, unrevoked Proxy received in time for the meeting will be voted as specified. Common Shares were our only voting securities outstanding on the Record Date. A quorum will be present at the Annual Meeting if stockholders owning a majority of the Common Shares outstanding on the Record Date are present at the meeting in person or by Proxy.

Voting of Proxies

          The persons acting as proxies (the “Proxyholders”) pursuant to the enclosed Proxy will vote the shares represented as directed in the signed Proxy. Unless otherwise directed in the Proxy, the Proxyholders will vote the shares represented by the Proxy: (i) for the election of the two Class I director nominees named in this Proxy Statement; (ii) for the appointment of the independent auditors for the year ending December 31, 2011, on an advisory basis; and (iii) in their discretion, on any other business that may come before the meeting and any adjournments of the meeting.

          All votes will be tabulated by the inspector of election appointed for the Annual Meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes. Under our bylaws and Delaware law: (1) shares represented by Proxies that reflect abstentions or “broker non-votes” (i.e., shares held by a broker or nominee that are represented at the meeting but with respect to which such broker or nominee is not empowered to vote on a particular proposal) will be counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum; (2) there is no cumulative voting, and the director nominees receiving the highest number of votes, up to the number of directors to be elected, are elected and, accordingly, abstentions, broker non-votes and withholding of authority to vote will not affect the election of directors; and (3) Proxies that reflect abstentions or non-votes will be treated as unvoted for purposes of determining approval of that proposal and will not be counted as votes for or against that proposal.

Voting Requirements

          Election of Director. The election of the two Class I director nominees will require a plurality of the votes cast for his election at the Annual Meeting. Votes may be cast in favor of or withheld with respect to the nominees. Votes that are withheld will be excluded entirely from the vote and will have no effect on the outcome of the vote.

Please note that in 2010 the rules regarding how brokers may vote your shares have changed. Brokers may no longer vote your shares in the election of directors unless you provide specific instructions as to how to vote. We encourage you to provide instructions to your broker regarding the voting of your shares.

          Advisory Approval of the Appointment of Independent Auditors. The affirmative vote of a majority of the votes cast on the matter by stockholders entitled to vote at the Annual Meeting is required to approve the appointment of our independent auditors for the fiscal year ending December 31, 2011 on an advisory basis. An abstention from voting on this matter will be treated as “present” for quorum purposes. However, since an abstention is not treated as a “vote” for or against the matter, it will have no effect on the outcome of the vote.

PROPOSAL 1
ELECTION OF DIRECTORS

          The Board currently consists of five members and is divided into three classes, with two Class I directors, one Class II director and two Class III directors. Directors serve for three-year terms with one class of directors elected by our stockholders at each annual meeting.

          At the Annual Meeting, two Class I directors will be elected to serve until the annual meeting of stockholders in 2014 and until their successors are elected and qualified. The Board has nominated Martin H. Lager and John J. Gorman for re-election as Class I directors. Messrs. Lager and Gorman are currently Class I directors. The accompanying form of Proxy will be voted for the re-election of Messrs. Lager and Gorman as Class I directors, unless the Proxy contains contrary instructions. We have no reason to believe that either of Messrs. Lager and Gorman will not be a candidate or will be unable to serve. However, in the event that either of them is unable or unwilling to serve as a director, the Proxy will be voted for the election of such person or persons as shall be designated by the Board.

The Board Unanimously Recommends a Vote FOR the Election of Martin H. Lager and
John J. Gorman and Proxies that are Signed and Returned Will Be So Voted
Unless Otherwise Instructed.

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MANAGEMENT INFORMATION

          Set forth below is a brief biography of the nominees for election as Class I directors and all other members of the Board who will continue in office.

Nominees for Election as Class I Directors
Term Expiring 2014

          Martin H. Lager, age 59. Mr. Lager was appointed to the Board as a Class I director in March 2006. From April 2004 through March 2006 he served on the Board as a Class III director. Since his initial appointment to the Board in October 2004, he has served as the chairman of our Audit Committee. Since January 1, 2004, Mr. Lager has been operating his own accounting practice, Martin H. Lager, CPA.

From January 1, 1996 through December 31, 2003 Mr. Lager was a partner in the accounting firm of Rubin & Katz LLP where he was the manager of the tax department. Mr. Lager received a BS in Accounting from Babson College in 1974, and an MBA in Taxation in 1980 from St. John’s University. He is a licensed certified public accountant in the State of New York.

          John J. Gorman, age 56. Mr. Gorman was appointed to the Board in January 2006 and has been serving as the chairman of our Compensation and Nominating Committee since November 2007. Mr. Gorman has been a partner at Luse, Gorman, Pomerenk & Schick, P.C., a Washington, DC law firm, since 1994. He specializes in providing both transactional and general corporate and securities law advice to public and private companies. Mr. Gorman is a faculty member of the National Association of Corporate Directors (NACD), and served as a Commissioner on the 2004 NACD Blue Ribbon Commission on Board Leadership. Mr. Gorman earned a BS degree from Brown University in 1976, and a JD from Vanderbilt University School of Law in 1979.

Incumbent Class II Director
Term Expiring 2012

          Jack Fingerhut, age 60. Mr. Fingerhut is one of our founders and has been a director since 1981. He has served as our president since March 1, 2006. From April 2004 until March 2006 he was senior executive vice president and from April 2004 through October 18, 2004, he also served as our treasurer. From 1998 through April 2004 he was president of the accounting division and from July 2002 through October 19, 2004, he was also our chief financial officer. He served as both our chief operating officer and chief financial officer from 1981 through 1998. In 1973, Mr. Fingerhut received a BA degree in History from the University of Maryland, and in 1974 he earned his MBA in Accounting from Rutgers University. He is a certified public accountant in New Jersey. Mr. Fingerhut is a member of the American Institute of Certified Public Accountants and the New Jersey Society of Certified Public Accountants.

Incumbent Class III Directors
Term Expiring 2013

          Allen S. Greene, age 64. Mr. Greene has been the chairman of the Board since January 1, 2006 and our chief executive officer since April 2001. From April 2001 to December 31, 2006, he served as vice chairman of the Board. He is also chairman and chief executive officer of our SmartPros Legal and Ethics, Ltd. (formerly known as Working Values, Ltd.), Skye Multimedia, Ltd. and Loscalzo Associates, Ltd. subsidiaries, and chairman of iReflect, LLC., a joint venture of our Skye Multimedia subsidiary (“iReflect”) which provides an inter-active, web-based tool used for the development of marketing and presentation skills. From August 1997 until December 1999 he was the senior executive vice president, chief operating officer, and chief lending officer of Medallion Financial Corporation, a Nasdaq-listed financial holding company lending to small business. Since 1997, Mr. Greene has been president of Veral & Co. LLC, a private consulting firm that provided general business, financial and M&A advisory services. Veral is currently inactive. Mr. Greene holds a BBA from The Baruch School of the City University of New York in Finance and Investments, and an MBA from Baruch College of the City University of New York.

          Leonard J. Stanley, age 56. Mr. Stanley was appointed to the Board in August 2007 and currently provides consulting services in the financial services industry. From February 2007 to May 2008, he was a consultant to Stifel, Nicolaus & Company, Incorporated, also a regional broker-dealer. From November 1994 through February 2007, Mr. Stanley was employed by Ryan Beck & Co., a middle market investment bank, where he was executive vice president – director of administration. His prior positions at Ryan Beck included chief administrative officer, chief financial officer and controller. Since May 1998, he has served as a member of the board of directors of Cenlar Capital Corporation and Cenlar

Federal Savings Bank. Mr. Stanley received a BS in Accounting in 1976 from the State University of New York, Fredonia. He is a certified public accountant in the State of New Jersey.

          All directors attended at least 75% of the aggregate number of Board meetings and of all committees of the Board on which that director served during the last full fiscal year.

EXECUTIVE OFFICERS

          The following table sets forth the names, ages and principal positions of our executive officers as of the Record Date:

Name	Age	Position

Executive Officers

Allen S. Greene	64

Chief Executive Officer, Chairman of the Board, Chairman and Chief Executive Officer of SmartPros Legal and Ethics, Ltd., Skye Multimedia Ltd. and Loscalzo Associates, Ltd., and Chairman of iReflect, LLC

Jack Fingerhut	60	President, President of Accounting Division and Director

Stanley P. Wirtheim	61	Chief Accounting and Financial Officer, Treasurer and Chief Financial Officer of iReflect, LLC

Joseph R. Fish	45	Chief Technology Officer

Karen S. Stolzar	62	Vice-President and Secretary

Significant Employees

Seth Oberman	47	President of Skye Multimedia, Inc. and iReflect, LLC

Stephen K.Henn	47	President of SmartPros Legal and Ethics, Ltd.

John Fleming	62	President of Loscalzo Associates, Ltd.

Michael Fowler	47	Senior Vice President of Business Development

          The principal occupation and business experience for at least the last five years for each executive officer is set forth below (except for Messrs. Greene and Fingerhut, each of whose business experience is discussed above).

Executive Officers

          Stanley P. Wirtheim. Mr. Wirtheim has been our chief accounting and financial officer and treasurer since October 19, 2004. In 2008, he was also appointed the chief financial officer of iReflect. Mr. Wirtheim is a certified public accountant in New York State. He works for us four full days per week so that he can maintain his independent accounting practice, Stanley P. Wirtheim, CPA, which he founded in 1997. Prior to his becoming our chief accounting and financial officer and since 1981, he has performed accounting services for us. Mr. Wirtheim received a BBA in accounting from Baruch College of the City University of New York in 1972.

          Joseph R. Fish. Mr. Fish has been our chief technology officer since January 1, 2000. He joined us in November 1998 and, through December 31, 1999, served as our vice president of new media. Mr. Fish attended Embry-Riddle Aeronautical University in Katterbach, Germany.

          Karen S. Stolzar. Ms. Stolzar has been a vice president of our accounting division since joining us in March 1990. She was appointed Secretary in March 2006. She oversees course compliancy and continuing education for our accounting division. Ms. Stolzar received a BA degree from Barnard College, Columbia University in 1971.

Significant Employees

          Seth Oberman. Mr. Oberman is the co-founder and president of our Skye Multimedia, Inc. subsidiary, which we purchased in February 2006. He founded Skye in April 1995 and began working for us as of March 1, 2006. In 2008, he was also appointed the president of iReflect. Mr. Oberman received a BS in Business from Lehigh University in 1985.

          Stephen Henn. Mr. Henn joined SmartPros in November 2006 and was appointed president of our SmartPros Legal and Ethics, Ltd. subsidiary effective April 1, 2008. Mr. Henn was the founder and, from September 2005 to November 2006, president of Cognistar Interactive Corporation, which we acquired in November 2006. From September 2004 to August 2005, Mr. Henn served as senior vice president of business development for Cognistar Holdings LLC. From February 1999 to August 2004, Mr. Henn was president of Cognistar Corporation. Mr. Henn received a BA in Economics from the University of Chicago in 1985 and his JD from University of Connecticut School of Law in 1994.

          John Fleming. Mr. Fleming is the president of our Loscalzo Associates, Ltd. subsidiary. Mr. Fleming received a BS in Accounting in 1970 from LaSalle University and a MBA in Finance from Drexel University. He is a certified public accountant in the State of Pennsylvania.

          Michael Fowler. Mr. Fowler has been our senior vice president of business development since September 2007. From November 2003 to September 2007, he was the senior director of business development for Thomson NETg, a provider of e-learning solutions for global enterprises, government, education and small- to medium-size businesses. From January 2001 to November 2003, he worked for Kaplan Financial, a provider of education and compliance solutions for the insurance and financial services industries, where he held the positions of vice president of strategy, from January 2001 to January 2003, and vice president of business partnerships, from January 2003 to November 2003. Mr. Fowler received a BBA in Marketing from the Grand Valley State University of Michigan in 1985.

Audit Committee Financial Expert

          The Board has determined that the Chairman of the Audit Committee, Mr. Lager, is an “audit committee financial expert,” as that term is defined in Item 407(d)(5) of Regulation S-K, and “independent” for purposes of the listing standards of the NASDAQ Capital Market (“NASDAQ”), and Section 10A(m)(3) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

Committees of the Board of Directors

          The Board established an Audit Committee and a Compensation and Nominating Committee. The members of both committees are independent for purposes of the NASDAQ listing standards.

          The Chairman of our Audit Committee is Mr. Lager and the other members of the committee are Messrs. Stanley and Gorman. All of the members qualify as “independent” in accordance with the applicable rules under the U.S. Securities and Exchange Commission (“SEC”) and NASDAQ. The Audit Committee meets with management and our independent public accountants to determine the adequacy of internal controls and other financial reporting matters and review related party transactions for potential conflict-of-interest situations. A copy of the Audit Committee charter has been posted on our Web site at www.smartpros.com. The Audit Committee met four times in 2010.

          In determining director independence, the Board considered the compensation paid to Messrs. Lager, Stanley and Gorman for the year ended December 31, 2010, disclosed in “Director Compensation” below, and determined that such compensation was for services rendered to the Board and therefore did not impact their ability to continue to serve as independent directors.

Audit Committee Report

          The Audit Committee was established to meet with management and our independent accountants to determine the adequacy of internal controls and other financial reporting matters. The Board has adopted a written charter for the Audit Committee. The Audit Committee reviewed our audited financial statements for the year ended December 31, 2010, and met with management to discuss such audited financial statements. The Audit Committee has discussed with our independent accountants, Holtz Rubenstein Reminick LLP, the matters required to be discussed pursuant to Statement on Accounting Standards No. 61, as may be modified or supplemented. The Audit Committee has received the written disclosures and the letter from Holtz Rubenstein Reminick LLP required by the Independence Standards Board Standard No. 1, as may be modified or supplemented. The Audit Committee has discussed with Holtz Rubenstein Reminick LLP its independence from SmartPros and its management. Holtz Rubenstein Reminick LLP had full and free access to the Audit Committee. Based on its review and discussions, the Audit Committee recommended to the Board that the audited financial statements be included in the SmartPros Annual Report on Form 10-K.

AUDIT COMMITTEE:

Martin H. Lager, Chairman
Leonard J. Stanley
John J. Gorman

          The Chairman of the Compensation and Nominating Committee is Mr. Gorman and the other members of the committee are Messrs. Stanley and Lager. The committee reviews and recommends the compensation and benefits payable to our officers, reviews general policy matters relating to employee compensation and benefits, and administers our various stock option plans and other incentive compensation arrangements. The committee also identifies individuals qualified to become members of the Board and makes recommendations to the Board of new nominees to be elected by stockholders or to be appointed to fill vacancies on the Board. The Compensation and Nominating Committee did not meet in 2010. A copy of the Compensation and Nominating Committee charter has been posted on our Web site at www.smartpros.com.

          The Compensation and Nominating Committee will consider director candidates recommended by stockholders. In considering candidates submitted by stockholders, the committee will take into consideration the needs of the Board and the qualifications of the candidate. Under our bylaws, to have a candidate considered by the committee, a stockholder must timely notify our Secretary, Karen Stolzar, by written notice delivered to, or mailed to and received at, our principal executive offices not less than thirty (30) days and not more than sixty (60) days prior to the scheduled annual meeting date, regardless of any postponements, deferrals or adjournments of that meeting to a later date; PROVIDED, HOWEVER, that if less than forty (40) days’ notice or prior public disclosure of the date of the scheduled annual meeting is given or made, notice by the stockholder, to be timely, must be so delivered or received not later than the close of business on the tenth (10th) day following the earlier of the day on which such notice of the date of the scheduled annual meeting was mailed or the day on which such public disclosure was made. A stockholder’s notice to the Secretary shall set forth the following information: (i) as to each person whom the stockholder proposes to nominate for election to the Board, all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors in an election contest, or is otherwise required, in each case pursuant to the Exchange Act, including, without limitation, such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected; (ii) the name and address of the stockholder making the nomination and any other stockholders known by such stockholder to be supporting such nomination; (iii) the class and number of shares of stock owned by the stockholder on the date of such stockholder’s notice and by any other stockholders known by such stockholder to be supporting such nomination on the date of such stockholder’s notice; and (iv) any financial interest of the stockholder in such nomination.

Board Leadership Structure

          Mr. Greene has served as chairman of the Board since January 2006 and chief executive officer since April 2001. Our By-Laws give the Board the flexibility to determine whether the roles of chairman and chief executive officer should be held by the same person or by two separate individuals. Each year, the Board evaluates our leadership structure and determines the most appropriate structure for the coming year based upon its assessment of our position, strategy, and our long term plans. The Board also considers the specific circumstances we face and the characteristics and membership of the Board. At this time, the Board has determined that having Mr. Greene serves as both the chairman and chief executive officer is in the best interest of our stockholders. We believe this structure makes the best use of the chief executive officer’s extensive knowledge of our business and personnel, our strategic initiatives and our industry, and also fosters real-time communication between management and the Board.

The Board’s Oversight of Risk Management

          The Board recognizes that companies face a variety of risks, including credit risk, liquidity risk, strategic risk, and operational risk. The Board believes an effective risk management system will (1) timely identify the material risks that we face, (2) communicate necessary information with respect to material risks to senior executives and, as appropriate, to the Board or relevant Board committee, (3) implement appropriate and responsive risk management strategies consistent with the our risk profile, and (4) integrate risk management into our decision-making. The Board encourages and management promotes a corporate culture that incorporates risk management into our corporate strategy and day-to-day business operations. The Board also continually works, with the input of our management and executive officers, to assess and analyze the most likely areas of future risk for us.

Disclosure of Director Qualifications

          The Board, acting through the Compensation and Nominating Committee, is responsible for assembling for stockholder consideration a group of nominees that, taken together, have the experience, qualifications, attributes, and skills appropriate for functioning effectively as a Board. The Compensation and Nominating Committee regularly reviews the composition of the Board in light of the Company’s changing requirements, its assessment of the Board’s performance, and the inputs of stockholders and other key constituencies.

          In identifying and recommending nominees for positions on the Board, the Compensation and Nominating Committee places primary emphasis on the following: (i) a candidate’s judgment, character, expertise, skills and knowledge useful to the oversight of our business; (ii) a candidate’s business or other relevant experience; and (iii) the extent to which the interplay of the candidate’s expertise, skills, knowledge and experience with that of other members of the Board will build a board of directors that is effective, collegial and responsive to our needs.

          Following is a brief description of the specific experience and qualifications, attributes or skills of each director and director nominee that led to the conclusion that such person should serve as one of our directors:

•

Mr. Greene’s professional experience and knowledge of our business and operations provides a critical link between management and the Board, enabling the board to provide its oversight function with the benefit of management’s perspective of the business.

•

Mr. Fingerhut’s knowledge of our business and background with the company as a founder and a director on the Board since 1981 provides the Board with valuable leadership skills and insight into our business.

•

Mr. Gorman’s knowledge and understanding of securities regulations, and extensive knowledge, background and experience in both the financial services and legal sectors, which represents a substantial portion of our business, qualifies him to serve as one of our directors.

•

Mr. Lager’s background and knowledge as a practicing certified public accountant provides the Board with the financial expertise it needs and valuable insight into the continuing educational needs and preferences of the accounting profession.

•

Mr. Stanley’s professional experience gained as a certified public accountant and a senior manager in the financial services industry provides the Board with financial expertise and insight of the financial services industry.

          In addition, the Compensation and Nominating Committee seeks to include on the Board a complementary mix of individuals with diverse backgrounds and skills reflecting the broad set of challenges that the Board confronts. These individual qualities can include matters like experience in our industry, technical experience (for example, financial or technological expertise), experience gained in situations comparable to ours (e.g., financial service companies, growth companies, and companies that grow through acquistions), leadership experience, and relevant geographical experience.

          The Compensation and Nominating Committee believes that the minimum qualifications for service as a director are that a nominee possess an ability, as demonstrated by recognized success in his or her field, to make meaningful contributions to the Board’s oversight of our business and affairs and an impeccable reputation of integrity and competence in his or her personal or professional activities. The committee’s evaluation of potential candidates shall be consistent with the Board’s criteria for selecting new directors. Such criteria include an understanding of our business environment and the possession of such knowledge, skills, expertise and diversity of experience so as to enhance the Board’s ability to manage and direct our affairs and business, including when applicable, to enhance the ability of committees of the Board to fulfill their duties and/or satisfy any independence requirements imposed by law, regulation or listing requirements. The committee may also receive suggestions from current members of the Board, executive officers or other sources, which may be either unsolicited or in response to requests from the committee for such candidates. In addition, the committee may also, from time to time, engage firms that specialize in identifying director candidates.

          Once a person has been identified by the committee as a potential candidate, the committee may collect and review publicly available information regarding the person to assess whether the person should be considered further. If the committee determines that the candidate warrants further consideration, the chairman or another member of the committee may contact the person. Generally, if the person expresses a willingness to be considered and to serve on the Board, the committee may request information from the candidate, review the person’s accomplishments and qualifications and may conduct one or more interviews with the candidate. The committee will consider all such information in light of information regarding any other candidates that the committee might be evaluating for membership on the Board. In certain instances, the committee members may contact one or more references provided by the candidate or may contact other members of the business community or other persons that may have greater first-hand knowledge of the candidate’s accomplishments. The committee’s evaluation process does not vary based on whether or not a candidate is recommended by a stockholder.

          It is our policy to invite and encourage all of the directors to attend the Annual Meeting. All of the directors attended our 2010 Annual Meeting.

Principal Accountant Fees and Services

          The aggregate fees billed by our principal accounting firm, Holtz Rubenstein Reminick LLP, for the fiscal years ended December 31, 2010 and 2009, are as follows:

	2010	2009

Audit fees (1)	$99,500	$99,500
Audit-related fees	—	—

Total audit and audit-related fees	99,500	99,500
Tax fees	—	—
All other fees	—	—

Total fees	$99,500	$99,500

(1) Includes $16,500 of fees billed for services rendered in connection with their review of our quarterly reports on Form 10-Q for the fiscal years ended December 31, 2010 and 2009, respectively.

Audit Committee Pre-Approval Policies and Procedures

          The Audit Committee charter provides that the Audit Committee will pre-approve audit services and non-audit services to be provided by our independent auditors before they are engaged to render these services. The Audit Committee may consult with management in the decision-making process but may not delegate this authority to management. The Audit Committee may delegate its authority to pre-approve services to one or more committee members, provided that the designees present the pre-approvals to the full committee at the next committee meeting.

Communications with Directors

          The Board has established a process to receive communications from stockholders. Stockholders and other interested parties may contact any member (or all members) of the Board, or the non-management directors as a group, any Board committee or any chair of any such committee by mail or electronically. To communicate with the Board, any individual director or any group or committee of directors, correspondence should be addressed to the Board or any such individual directors or group or committee of directors by either name or title, care of the Secretary. All such correspondence should be sent to our principal executive offices or by e-mail to the Secretary at secretary@smartpros.com. All communications received as set forth in the preceding sentence will be opened by the Secretary for the sole purpose of determining whether the contents represent a message to our directors. Any contents that are not in the nature of advertising, promotions of a product or service, patently offensive material or matters deemed inappropriate for the Board will be forwarded promptly to the addressee. In the case of communications to the Board or any group or committee of directors, the Secretary will make sufficient copies of the contents to send to each director who is a member of the group or committee to which the envelope or e-mail is addressed.

PROPOSAL 2
ADVISORY APPROVAL OF THE APPOINTMENT OF INDEPENDENT AUDITORS

          Holtz Rubenstein Reminick LLP has been our independent auditor since November 2004. Their audit report appears in our annual report for the fiscal year ended December 31, 2010. A representative of Holtz Rubenstein Reminick LLP will be at the Annual Meeting and will have an opportunity to make a statement if he or she desires to do so and will be available to respond to appropriate questions.

          Selection of the independent accountants is not required to be submitted to a vote of our stockholders for ratification. In addition, the Sarbanes-Oxley Act of 2002 requires the Audit Committee to be directly responsible for the appointment, compensation and oversight of the audit work of the independent auditors. The Audit Committee expects to appoint Holtz Rubenstein Reminick LLP to serve as independent auditors to conduct an audit of SmartPros’ accounts for the 2011 fiscal year. However, the Board is submitting this matter to SmartPros stockholders as a matter of good corporate practice. If the stockholders fail to vote on an advisory basis in favor of the selection, the Audit Committee will take that into consideration when deciding whether to retain Holtz Rubenstein Reminick LLP, and may retain that firm or another without re-submitting the matter to the stockholders. Even if stockholders vote on an advisory basis in favor of the appointment, the Audit Committee may, in its discretion, direct the appointment of different independent auditors at any time during the year if it determines that such a change would be in the best interests of SmartPros and the stockholders.

The Board Unanimously Recommends a Vote FOR this Proposal
and Proxies that are Signed and Returned Will Be So Voted
Unless Otherwise Instructed

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EXECUTIVE COMPENSATION AND TRANSACTIONS WITH DIRECTORS, OFFICERS AND PRINCIPAL HOLDERS

          The following table sets forth information regarding compensation awarded to, earned by, or paid to our principal executive officer and our two most highly compensated executive officers, other than our principal executive officer whose total compensation exceeded $100,000 in 2010 (collectively, the “Named Executive Officers”), for all services rendered to us in all capacities during the last two completed fiscal years.

Summary Compensation Table

Name and Principal Position (a)	Year (b)	Salary (c)	Bonus (d)(1)	Stock Awards (e)(2)	Option Awards (f)(2)	All Other Comp (i)(3)	Total (j)

Allen S. Greene,	2010	$325,000	$-	$-	$-	$39,590	$364,590
Chief Executive Officer	2009	$320,833	$-	$140,335(4)	$53,000(7)	$34,978	$549,146

Jack Fingerhut,	2010	$215,000	$-	$-	$-	$25,728	$240,728
President	2009	$214,583	$-	$29,050(5)	$-	$26,097	$269,730

Joseph Fish	2010	$187,500	$-	$-	$-	$26,444	$213,944
Chief Technology Officer	2009	$187,083	$-	$25,718(6)	$-	$23,325	$236,126

(1)	No cash bonuses were awarded in 2009 or 2010.
(2)

Represents the aggregate grant-date fair value of the awards computed in accordance the Financial Accounting Standards Board (FASB) Accounting Standards Codified Topic 718 (“FASB ASC Topic 718”). See also, footnote# 6 to the financial statements for the year ended December 31, 2010 included in the Annual Report on Form 10-K provided with this Proxy Statement.

(3)	Car allowance (net of taxable portion) or payment, medical and long-term disability insurance and/or 401(k) matching.
(4)

Represents the grant-date fair value on an aggregate of 55,250 Common Shares awarded on February 19, 2009 of which (i) 50,000 shares vest in four equal installments on February 1, 2010, 2011, 2012 and 2013; and 5,250 shares which vested in three equal installments on February 1, 2009, 2010 and 2011.

(5)

Represents the grant-date fair value on an aggregate of 11,437 Common Shares awarded on February 19, 2009 of which (i) 7,500 shares vest on February 1, 2012; and (ii) 3,937 shares which vested in three equal installments on February 1, 2009, 2010 and 2011.

(6)

Represents the grant-date fair value on an aggregate of 10,125 Common Shares awarded on February 19, 2009 of which (i) 7,500 shares vest on February 1, 2012; and 2,625 shares which vested in three equal installments on February 1, 2009, 2010 and 2011.

(7)

Represents the grant-date fair value on an option awarded on February 19, 2009 exercisable for 50,000 Common Shares at an exercise price of $2.54 and vest in three equal installments on February 1, 2010, 2011 and 2012.

Employment Agreements

          We have employment agreements with each of the Named Executive Officers.

          The employment agreement with Allen S. Greene, dated as of February 1, 2007, is for a term of three years but renews automatically for a new three-year term at the end of the first year of each three-year term unless either party gives notice before the end of the first year of each three year term of its intention not to renew the agreement. The contract called for an initial annual base salary of $275,000 subject to increases and bonuses awarded by the compensation committee. Mr. Greene is also entitled to either a company car or a car allowance and is also entitled to participate in all of our employee benefit programs, including health and long-term disability insurance. In the event we terminate the agreement without cause (as defined) or by Mr. Greene terminates the agreement for good reason (as defined), Mr. Greene is entitled to the remainder of his base salary and all fringe benefits and an average of the last two years annual bonuses.

          The employment agreement with Jack Fingerhut, as amended as of October 1, 2008, is for a term of three years. Mr. Fingerhut’s annual base salary is $212,500 subject to increases and bonuses awarded by the compensation committee. He is also entitled to participate in all of our employee benefit programs, including health and long-term disability insurance. In addition, he receives an annual car allowance. In the event his contract is terminated by us without cause (as defined), he will be entitled to his base salary and all fringe benefits for the remainder of the term of the contract, and a payment equal to the average of the then last two years bonuses multiplied by the number of years, or fraction thereof, remaining on the term of the contract.

          Effective in March 2010, we entered into a new employment agreement with Joseph Fish for a term beginning on March 1, 2010 through February 28, 2012. Mr. Fish’s annual base salary is $187,500 subject to increases and bonuses awarded by the compensation committee. He is also entitled to participate in all of our employee benefit programs, including health and long-term disability insurance. In addition, he receives an annual car allowance. In the event his contract is terminated by us without cause (as defined), he will be entitled to his base salary for the remainder of the term of the contract.

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Outstanding Equity Awards At December 31, 2010 (Fiscal Year-End)

	Options Awards				Stock Awards

Name (a)	Number of Securities Underlying Unexercised Options(#) Exercisable (b)	Number of Securities Underlying Unexercised Options(#) Unexercisable (c)	Option Exercise Price (e)	Option Expiration Date (f)	Number of Shares of Stock That Have Not Vested (g)	Market Value of Shares That Have Not Vested (h)(1)

Allen S. Greene	103,399(2)	—	$5.32	04/09/2011	1,750(5)	$4,200
	25,850(3)	—	$2.42	01/29/2012	37,500(7)	$90,000
	—	10,000(4)	$5.78	09/23/2017
	16,666(6)	33,334(6)	$2.54	02/19/2019

Jack Fingerhut	10,000(8)	—	$2.75	10/11/2016	10,000(4)	$24,000
	—	5,000(4)	$5.78	09/23/2017	1,312(9)	$3,149
					7,500(10)	$18,000

Joseph Fish	15,000(11)	—	$3.44	10/02/2015	10,000(5)	$24,000
	34,897(12)	—	$5.32	07/23/2011	875(13)	$2,100
					7,500(10)	$18,000

(1)	Market value as of December 31, 2010 at closing price of $2.40.
(2)	Awarded on July 24, 2001.
(3)	Awarded on January 26, 2002.
(4)	Awarded on September 24, 2007, which fully-vested on January 1, 2011.
(5)

Stock awarded on February 19, 2009 as a bonus for performance in 2008 and was recorded as a 2008 expense. The 5,250 shares vest in three equal installments beginning on February 19, 2009, and on February 1, 2010 and 2011.

(6)	Awarded on February 19, 2009. Vests in three equal installments on February 1, 2010, 2011 and 2012.
(7)	Awarded on February 19, 2009. Vests in four equal installments on February 1, 2010, 2011, 2012 and 2013.
(8)	Awarded on October 12, 2006.
(9)

Stock awarded on February 19, 2009 as a bonus for performance in 2008 and was recorded as a 2008 expense. The 3,938 shares vest in three equal installments beginning on February 19, 2009, and on February 1, 2010 and 2011.

(10)	Vests on February 1, 2012.
(11)	Awarded on October 3, 2005.
(12)	Awarded in July 2001.
(13)

Stock awarded on February 19, 2009 as a bonus for performance in 2008 and was recorded as a 2008 expense. The 2,625 shares vest in three equal installments beginning on February 19, 2009, and on February 1, 2010 and 2011.

          We maintain a 401(k) plan for our employees to whom we did not make any matching contributions in 2009 or 2010. We do not provide for any other retirement benefit for any of our employees, including executive officers.

Compensation of Directors

          Each non-employee director receives an annual fee of $8,000, payable in equal quarterly installments, and $500 plus reimbursement for actual out-of-pocket expenses in connection with each Board meeting attended in person and $200 for each board meeting attended telephonically. The head of the Audit Committee receives an annual fee of $1,000, payable in equal quarterly installments. Each member of the audit, compensation and nominating committees receives $500 for each committee meeting he attends in person and $200 for each audit committee meeting attended telephonically unless the meeting immediately precedes or follows a meeting of the Board, in which case he will receive $200 for attending in person or $100 if he attends by telephone. At the discretion of the Board, newly elected independent directors may be granted stock options pursuant to the terms of our Stock Option Plan.

          To align the interests of our non-employee directors with those of our stockholders, non-employee directors are each awarded stock options exercisable for 9,000 Common Shares upon joining the Board or 10,000 Common Shares, if at such time the director is also appointed a chairman of a committee of the Board. After three-years of service on the Board, non-employee directors are entitled to an annual award of stock options exercisable for 1,000 Common Shares. As of December 31, 2010, no such annual stock option awards have been granted. All such awards are subject to adjustment at the sole discretion of the Board.

Director Compensation

          The following table provides compensation information for the year ended December 31, 2010 for each of the independent members of the Board.

Name	Fees Earned In Cash	Option Awards ($)(1)	Total ($)

Marin H. Lager	$12,300	—	$12,300
John Gorman	$9,700	—	$9,700
Leonard J. Stanley	$10,100	—	$10,100

(1)	Represents the aggregate grant-date fair value of the awards computed in accordance the FASB ASC Topic 718.

Limitation of Directors’ Liability and Indemnification

          Our certificate of incorporation limits the liability of individual directors for specified breaches of their fiduciary duty. The effect of this provision is to eliminate the liability of directors for monetary damages arising out of their failure, through negligent or grossly negligent conduct, to satisfy their duty of care, which requires them to exercise informed business judgment. The liability of directors under the federal securities laws is not affected. A director may be liable for monetary damages only if a claimant can show receipt of financial benefit to which the director is not entitled, intentional infliction of harm on us or on our stockholders, a violation of Section 174 of the Delaware General Corporation Law (dealing with unlawful distributions to stockholders effected by vote of directors), and any amended or successor provision thereto, or an intentional violation of criminal law.

          Our certificate of incorporation also provides that we will indemnify each of our directors or officers, and their heirs, administrators, successors and assigns against any and all expenses, including amounts paid upon judgments, counsel fees, and amounts paid or to be paid in settlement before or after suit is commenced, actually and necessarily incurred by such persons in connection with the defense or settlement of any claim, action, suit or proceeding, in which they, or any of them are made parties, or which may be asserted against them or any of them by reason of being, or having been, directors or officers of the corporation, except in relation to such matters in which such director or officer shall be adjudged to be liable for his own negligence or misconduct in the performance of his duty.

          There is no pending litigation or proceeding involving any of our directors, officers, employees or agents in which we are required or permitted to provide indemnification, except as set forth under Certain Relationships and Related Party Transactions. We are also not aware of any threatened litigation or proceedings that may result in a claim for indemnification.

          Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (“Securities Act”), may be permitted to directors, officers or controlling persons under our certificate of incorporation, we have been informed that, in the opinion of the SEC, indemnification is against public policy as expressed in the Securities Act and is unenforceable.

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Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters

          The following table sets forth information regarding the beneficial ownership of our Common Shares as of the Record Date:

•	each person, or group of affiliated persons, known by us to be the beneficial owner of more than 5% of our outstanding Common Shares;
•	each director;
•	each Named Executive Officer; and
•	all of our directors and executive officers as a group.

          Except as otherwise indicated, the persons listed below have sole voting and investment power with respect to all of the Common Shares owned by them. The individual stockholders have furnished all information concerning their respective beneficial ownership to us.

Name and address of beneficial owner (1)	Common Shares Beneficially Owned (2)		Percent of Common Shares Beneficially Owned (3)

Directors and Named Executive Officers
Allen S. Greene	490,296	(4)	9.6%
Jack Fingerhut	165,498	(5)	3.4%
Joseph Fish	64,670	(6)	1.3%
Martin H. Lager	33,666	(7)	*
John J. Gorman	53,000	(8)	1.1%
Leonard J. Stanley	14,500	(9)	*

All directors and executive officers as a group(8 persons)	832,192	(10)	16.0%

Zohar Ben-Dov 2125 Hatchers Mill Road Marshall, Virginia 20115	520,098		10.6%

*Less than 1%
(1)	Unless otherwise indicated all addresses are c/o SmartPros Ltd., 12 Skyline Drive, Hawthorne, New York 10532.
(2)

According to the rules and regulations of the SEC, Common Shares that a person has a right to acquire within 60 days of the date of this Proxy Statement are deemed to be beneficially owned by that person and outstanding for the purpose of computing the percentage ownership of that person, but are not deemed outstanding for the purpose of computing the percentage ownership of any other person.

(3)	Based on 4,919,659 Common Shares outstanding as of the Record Date.
(4)	Includes 172,582 Common Shares underlying outstanding options and 58,333 Common Shares that are subject to vesting.
(5)	Includes 15,000 Common Shares underlying options and 12,500 Common Shares are subject to vesting.
(6)	Includes 49,897 Common Shares underlying options and 12,500 Common Shares are subject to vesting.
(7)

Includes 10,000 Common Shares underlying options, 20,666 Common Shares beneficially owned by Mr. Lager as trustee of the Lager Family Realty Trust and the trust U/W/O Irwin Lager and 3,000 Common Shares that are subject to vesting.

(8)	Includes 9,000 Common Shares underlying options and 3,000 Common Shares that are subject to vesting.
(9)	Includes 9,000 Common Shares underlying options and 3,000 Common Shares that are subject to vesting.
(10)	Includes 267,146 Common Shares underlying outstanding options and 97,333 Common Shares are subject to vesting.

(11)

358,879 of these Common Shares are deemed beneficially owned by Mr. Lewis as the controlling member of Osmium Partners, LLC, a Delaware limited liability company, which serves as the general partner of Osmium Capital, LP, Osmium Capital II, LP and Osmium Spartan, LP, Delaware limited partnerships and the registered holders of the Common Shares. The information with respect to this stockholder is derived from the Schedule 13G/A filed by the stockholder on February 16, 2010 with the Securities and Exchange Commission, reporting shares beneficially owned at December 31, 2009

Securities Authorized for Issuance Under Equity Compensation Plans

          To attract and retain the personnel necessary for our success, we adopted our 2009 Incentive Compensation Plan (the “2009 Plan”) which was approved by stockholders at the 2009 annual meeting of stockholders and replaced the 1999 Stock Option Plan.

          800,000 Common Shares are authorized and available for issuance under the 2009 Plan upon adoption of which a maximum of 200,000 Common Shares can be issued pursuant to awards in the form of restricted stock and restricted stock units; provided, however, the number of Common Shares available for new awards under the 2009 Plan are reduced by the number of shares issued on or after January 1, 2009 upon the exercise of outstanding stock options, covered by outstanding stock options and restricted stock awards granted under the 1999 Plan. Any outstanding stock options granted under the 1999 Plan that are cancelled or expire unexercised and any restricted stock awards granted under the 1999 Plan that are forfeited will increase the number of Common Shares available for new awards under the 2009 Plan up to a maximum of 800,000 Common Shares. The number of Common Shares authorized and available for issuance under the 2009 Plan is subject to adjustment in the event of a stock split, stock dividend, recapitalization, spin-off or similar action.

          Awards under the 2009 Plan may take the form of stock options (either incentive stock options or non-qualified options), restricted stock, or restricted stock units. The 2009 Plan is administered by the compensation committee of the Board and provides for equity awards to our employees and others who perform services for us, which would include directors and consultants. Stock options granted under this plan must be exercised within a maximum of 10 years from the date of grant at an exercise price that is not less than the fair market value of the Common Shares on the date of the grant. Options granted to stockholders owning more than 10% of our outstanding Common Shares must be exercised within five years from the date of grant and the exercise price must be at least 110% of the fair market value of the Common Shares on the date of the grant.

          The following table sets forth the information about our 2009 Plan as of December 31, 2010:

	Equity Compensation Plan Information

	Number of securities to be issued upon exercise of outstanding options and warrants	Weighted average exercise price of outstanding options and warrants	Number of securities remaining available for future issuance under equity compensation plans

Equity compensation plans approved by stockholders	409,798 (1)	$4.37	206,814

(1)	Does not include 136,010 restricted Common Shares issued under the 2009 Plan.

Section 16(a) Beneficial Ownership Reporting Compliance

          Section 16(a) of the Exchange Act requires SmartPros’ officers and directors, and persons who own more than 10% of a registered class of our equity securities to file reports of ownership and changes in ownership with the SEC. Officers, directors and greater than 10% stockholders are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file.

          To the best of our knowledge, based solely on review of the copies of such forms furnished to us, or written representations that no other forms were required, we believe that all Section 16(a) filing requirements applicable to our officers, directors and greater than 10% stockholders were complied with during 2010. With respect to any former directors, officers, and 10% stockholders, we do not have any knowledge of any known failures to comply with the filing requirements of Section 16(a).

MISCELLANEOUS

Other Matters

          We know of no business that will be presented for consideration at the Annual Meeting other than that stated in the notice of meeting.

Stockholder Proposals

          Stockholders interested in presenting a proposal for consideration at the annual meeting of stockholders in 2012 must follow the procedures found in Rule 14a-8 under the Exchange Act and our bylaws. To be eligible for inclusion in our 2012 proxy materials, all qualified proposals must be received by our Secretary no later than December 29, 2011. Stockholder proposals submitted thirty (30) or more, but less than sixty (60), days before the scheduled date for the 2012 annual meeting may be presented at the annual meeting if such proposal complies with our bylaws, but will not be included in our proxy materials; PROVIDED, HOWEVER, that if less than forty (40) days’ notice or prior public disclosure of the date of the scheduled annual meeting is given or made, notice by the stockholder, to be timely, must be so delivered or received not later than the close of business on the tenth (10th) day following the earlier of the day on which such notice of the date of the scheduled annual meeting was mailed or the day on which such public disclosure was made. A stockholder’s notice to the Secretary shall set forth the following: (i) as to each person whom the stockholder proposes to nominate for election to the Board, all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors in an election contest, or is otherwise required, in each case pursuant to the Exchange Act including, without limitation, such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected; (ii) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting and, if such business includes a proposal or nomination to amend our bylaws, the language of the proposed amendment; (iii) the name and address of the stockholder making the proposal or nomination and any other stockholders known by such stockholder to be supporting such proposal; (iv) the class and number of shares of stock owned by the stockholder on the date of such stockholder’s notice and by any other stockholders known by such stockholder to be supporting such proposal or nomination on the date of such stockholder’s notice; and (v) any financial interest of the stockholder in such proposal or nomination.

Solicitation of Proxies

          We will bear the cost of this Proxy solicitation and any additional material relating to the meeting which may be furnished to the stockholders. In addition, solicitation by telephone, telegraph or other means may be made personally, without additional compensation, by our officers, directors and regular employees. We also will request brokers, dealers, banks and voting trustees and their nominees holding shares of record but not beneficially to forward Proxy soliciting material to beneficial owners of such shares, and upon request, will reimburse them for their expenses in so doing.

Householding

          The SEC’s rules permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement and annual report addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially provides extra convenience for stockholders and cost savings for companies. Some brokers household proxy materials and annual reports, delivering a single proxy statement and annual report to multiple stockholders sharing an address, although each stockholder will receive a separate proxy card. Once you have received notice from your broker that they will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If at any time you no longer wish to participate in householding and would prefer to receive a separate proxy statement and annual report, please notify your broker. If you would like to receive a separate copy of this year’s Proxy Statement or Annual Report from us directly, please contact us by writing to our Secretary, Karen Stolzar, at, our principal executive offices or calling her at 914-345-2620.

Availability of Proxy Materials

          We will provide without charge to each person being solicited by this Proxy Statement, on the written request of any such person, a copy of our Annual Report on Form 10-K for the year ended December 31, 2010 (the “Annual Report”), including the financial statements and financial statement schedules included therein. All such requests should be directed to our Secretary, Karen Stolzar, at our principal executive offices.

Important Notice Regarding Internet Availability of Proxy Materials for the
Annual Meeting to Be Held on June 23, 2011:

The Proxy Materials for the Annual Meeting, including the Annual Report and the
Proxy Statement are available at http://ir.smartpros.com.

          EVERY STOCKHOLDER, WHETHER OR NOT HE OR SHE EXPECTS TO ATTEND THE ANNUAL MEETING IN PERSON, IS URGED TO EXECUTE THE PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED BUSINESS REPLY ENVELOPE.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Karen S. Stolzar

Karen S. Stolzar, Secretary

Dated:	Hawthorne, New York
April 29, 2011

Appendix A

SMARTPROS LTD.
P R O X Y
FOR ANNUAL MEETING OF THE STOCKHOLDERS
To Be Held on June 23, 2011
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

          The undersigned hereby appoints Allen S. Greene and Jack Fingerhut, and each of them, with full power of substitution, as proxies to vote the shares which the undersigned is entitled to vote at the Annual Meeting of the Stockholders of SmartPros Ltd. (“SmartPros”) to be held at the Comfort Inn, 20 Saw Mill River Road, Hawthorne, New York 10532, on Thursday, June 23, 2011 at 11:00 AM Eastern Time and at any adjournments thereof, hereby revoking any proxies heretofore given, to vote all shares of common stock of SmartPros held or owned by the undersigned as indicated on the proposals as more fully set forth in the Proxy Statement, and in their discretion upon such other matters as may come before the meeting.

(Continued, and to be signed, on the Reverse Side)

FOLD HERE

Important Notice Regarding Internet Availability of Proxy Materials for the Annual
Meeting to Be Held on June 23, 2011:
The proxy materials for the Annual Meeting, including the Annual Report and the
Proxy Statement are available at http://ir.smartpros.com.

PLEASE INDICATE YOUR SELECTION BY PLACING AN “X” IN THE APPROPRIATE BOXES BELOW:

1. Election of Class I Directors: Martin H. Lager and John J. Gorman

FOR election of all nominees	☐

WITHHOLD vote from all nominees	☐

FOR all nominees,	☐

EXCEPT for nominee(s) listed below from whom Vote is withheld.

2. Advisory approval of the appointment of Holtz Rubenstein Reminick LLP as independent auditors for SmartPros for the year ending December 31, 2011.

☐ FOR	☐ AGAINST	☐ ABSTAIN

THIS PROXY WHEN PROPERLY SIGNED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2.

          The undersigned hereby acknowledges receipt of the Notice of, and Proxy Statement for, the aforesaid Annual Meeting.

Dated: , 2011

Signature of Stockholder

Signature of Stockholder

NOTE: When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by an authorized person.

IMPORTANT - PLEASE FILL IN, SIGN AND RETURN PROMPTLY USING THE ENCLOSED ENVELOPE.